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                                                                    EXHIBIT 4.1


             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

     NUMBER                                                           SHARES




                        UNITED COMMUNITY BANCSHARES, INC.


THIS CERTIFIES THAT ____________________________________ is the record holder of ___________________________Shares of the Capital Stock of

                        UNITED COMMUNITY BANCSHARES, INC.

TRANSFERRABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED, OR ASSIGNED.


  IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS 15TH DAY OF SEPTEMBER A.D. 1995


_______________________________                 _____________________________
 Chairman                                        President





CERTIFICATE FOR ____ SHARES OF CAPITAL STOCK ISSUED TO __________
DATED _______________


For Value Recieved, _________ hereby sell, assign and transfer unto ______________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________ 19__

In presence of ______________________________________


NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

            (Reverse Side of Common Stock Certificate)




The shares of stock represented by this certificate are subject to a restrictive Covenant Not to Sell Stock dated as of ________________________ and may not be sold, offered for sale, assigned, transferred, encumbered, made subject to a contract for sale or an option to purchase, or otherwise disposed of without compliance with such Covenant.

The shares of stock represented by this certificate are subject to certain purchase options in the corporation and others as set forth in Article 7 of the Bylaws, which Bylaws are available for inspection at the principal office of the corporation.





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